                                  Exhibit 99.3

Series 1998-2 Monthly Certificateholders' Statement for the month of July 1999

                     Monthly Certificateholder's Statement
                         Saks Credit Card Master Trust
                                 Series 1998-2

 Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-2 Supplement, dated as of May 21, 1998 (the
    "Supplement" and together with the Pooling and Servicing Agreement, the
      "Agreement") each between Saks Credit Corporation (as successor to
       Proffitt's Credit Corporation) as Transferor, Saks Incorporated
      (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank
   Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 1998-2 is set forth below:

       Date of the Certificate                           August 10, 1999
       Monthly Period Ending:                              July 31, 1999
       Determination Date                                August 10, 1999
       Distribution Date                                 August 16, 1999

*****As a result of the July 21, 1999 issuance of Series 1999-1, the end of prior month Investor Amounts for Series 1997-1 and Series 1999-1 have been adjusted to reflect the average daily investor amounts for these Series for the July Monthly Period. This adjustment is being made in order to more accurately reflect the allocation of principal and finance charge collections to each of the Series. Due to this adjustment, the investor percentages for all outstanding series as of the end of the prior month will appear differently than on the June Monthly Servicer's Certificate.*****

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                                                              General
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  201  Amortization Period                                                                                     No           201
  202  Early Amortization Period                                                                               No           202
  203  Class A Investor Amount paid in full                                                                    No           203
  204  Class B Investor Amount paid in full                                                                    No           204
  205  Collateral Indebtedness Amount paid in full                                                             No           205
  206  Saks Incorporated is the Servicer                                                                       Yes          206

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                                                          Investor Amount
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  as of the end of prior                as of the end of
                                                                      Monthly Period                      the relevant
                                                                                                         Monthly Period
                                                                  ----------------------             --------------------
  207  Series 1998-2 Investor Amount                                   $261,500,000         207(a)        $261,500,000      207(b)
  208    Class A Investor Amount                                       $200,000,000         208(a)        $200,000,000      208(b)
  209    Class B Investor Amount                                       $ 21,500,000         209(a)        $ 21,500,000      209(b)
  210    Collateral Indebtedness Amount                                $ 24,000,000         210(a)        $ 24,000,000      210(b)
  211    Class D Investor Amount                                       $ 16,000,000         211(a)        $ 16,000,000      211(b)

  212  Series 1998-2 Adjusted Investor Amount                          $261,500,000         212(a)        $261,500,000      212(b)
  213    Class A Adjusted Investor Amount                              $200,000,000         213(a)        $200,000,000      213(b)
  214      Principal Account Balance                                   $          -         214(a)        $          -      214(b)
  215    Class B Adjusted Investor Amount                              $ 21,500,000         215(a)        $ 21,500,000      215(b)

  216    Class A Certificate Rate                                                                                 6.00%     216
  217    Class B Certificate Rate                                                                                 6.15%     217
  218    Collateral Indebtedness Interest Rate                                                                 5.93000%     218
  219    Class D Certificate Rate                                                                              6.18000%     219
  220  Weighted average interest rate for Series 1998-2                                                           6.02%     220


                                                                  as of the end of prior               as of the end of
                                                                      Monthly Period                     the relevant
                                                                                                        Monthly Period
                                                                  ----------------------               ----------------
  221  Series 1998-2 Investor Percentage with respect to Finance              25.48%        221(a)               25.76%     221(b)
       Charge Receivables
  222    Class A                                                              19.48%        222(a)               19.70%     222(b)
  223    Class B                                                               2.09%        223(a)                2.12%     223(b)
  224    Collateral Indebtedness Amount                                        2.34%        224(a)                2.36%     224(b)
  225    Class D                                                               1.56%        225(a)                1.58%     225(b)

  226  Series 1998-2 Investor Percentage with respect to                      25.48%        226(a)               25.76%     226(b)
       Principal Receivables
  227    Class A                                                              19.48%        227(a)               19.70%     227(b)
  228    Class B                                                               2.09%        228(a)                2.12%     228(b)
  229    Collateral Indebtedness Amount                                        2.34%        229(a)                2.36%     229(b)
  230    Class D                                                               1.56%        230(a)                1.58%     230(b)

  231  Series 1998-2 Investor Percentage with respect to                      25.48%        231(a)               25.76%     231(b)
       Allocable Amounts
  232    Class A                                                              19.48%        232(a)               19.70%     232(b)
  233    Class B                                                               2.09%        233(a)                2.12%     233(b)
  234    Collateral Indebtedness Amount                                        2.34%        234(a)                2.36%     234(b)
  235    Class D                                                               1.56%        235(a)                1.58%     235(b)

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                                               Series 1998-2 Investor distributions
-----------------------------------------------------------------------------------------------------------------------------------

  236  The sum of the daily allocations of collections                                                    $          -      236
       of Principal Receivables for the relevant
       Monthly Period
  237    Class A distribution of collections of Principal Receivables per $1,000 of                       $          -      237
       original principal amount
  238    Class B distribution of collections of Principal Receivables per $1,000 of                       $          -      238
       original principal amount
  239    Collateral Indebtedness Amount distribution of collections of Principal                          $          -      239
       Receivables per $1,000 of original principal amount
  240    Class D distribution of collections of Principal Receivables per $1,000 of                       $          -      240
       original principal amount
  241    Class A distribution attributable to interest per $1,000 of original principal                   $       5.00      241
       amount
  242    Class B distribution attributable to interest per $1,000 of original principal                   $       5.13      242
       amount
  243    Collateral Indebtedness Amount distribution attributable to interest per $1,000                  $       5.27      243
       of original principal amount
  244    Class D distribution attributable to interest per $1,000 of original principal                   $          -      244
       amount
  245  Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of                      $       1.67      245
       original principal amount

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                                              Collections Allocated to Series 1998-2
-----------------------------------------------------------------------------------------------------------------------------------
  246  Series allocation of collections of Principal Receivables                                          $ 55,845,777      246
  247    Class A                                                                                          $ 42,711,875      247
  248    Class B                                                                                          $  4,591,527      248
  249    Collateral Indebtedness Amount                                                                   $  5,125,425      249
  250    Class D                                                                                          $  3,416,950      250

  251  Series allocation of collections of Finance Charge Receivables                                     $  5,638,217      251
  252    Class A                                                                                          $  4,312,212      252
  253    Class B                                                                                          $    463,563      253
  254    Collateral Indebtedness Amount                                                                   $    517,465      254
  255    Class D                                                                                          $    344,977      255

       Available Funds
       ---------------
  256    Class A Available Funds                                                                          $  4,312,212      256
  257      The amount to be withdrawn from the Reserve Account to be included in                          $          -      257
       Class A Available funds
  258      Principal Investment Proceeds to be included in Class A Available Funds                        $          -      258
  259      The amount of investment earnings on amounts held in the Reserve                               $          -      259
       Account to be included in Class A Available funds

  260    Class B Available Funds                                                                          $    463,563      260
  261      The amount to be withdrawn from the Reserve Account to be included in                          $          -      261
       Class B Available funds
  262      Principal Investment Proceeds to be included in Class B Available Funds                        $          -      262
  263      The amount of investment earnings on amounts held in the Reserve                               $          -      263
       Account to be included in Class B Available funds

  264  Collateral Available Funds                                                                         $    517,465      264

  265  Class D Available Funds                                                                            $    344,977      265

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                                                    Application of Collections
----------------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  266  Class A Monthly Interest for the related Distribution Date, plus the amount
       of any Class A Monthly Interest previously due but not paid plus any                               $  1,000,000      266
       additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  267  If Saks Incorporated is no longer the Servicer, an amount equal to Class A                         $          -      267
       Servicing fee for the related Distribution Date


  268  Class A Allocable Amount                                                                   $    434,894         268
  269  An amount to be included in the Excess Spread                                              $  2,877,318         269

       Class B
       -------
  270  Class B Monthly Interest for the related Distribution Date,
       plus the amount of any Class B Monthly Interest previously due but not paid plus           $    110,188         270
       any additional interest with respect to interest amounts that were due but not paid on a prior Distribution date
  271  If Saks Incorporated is no longer the Servicer, an amount equal to Class B                 $          -         271
       Servicing fee for the related Distribution Date
  272  An amount to be included in the Excess Spread                                              $    353,375         272

       Collateral
       ----------
  273  If Saks Incorporated is no longer the Servicer, an amount equal to Collateral              $          -         273
       Servicing fee for the related Distribution Date
  274  An amount to be included in the Excess Spread                                              $    517,465         274

       Class D
       -------
  275  If Saks Incorporated is no longer the Servicer, an amount equal to Class D                 $          -         275
       Servicing fee for the related Distribution Date
  276  An amount to be included in the Excess Spread                                              $    344,977         276

  277  Available Excess Spread                                                                    $  4,093,135         277
  278  Available Shared Excess Finance Charge Collections                                         $          -         278
  279  Total Cash Flow available for 1998-2 waterfall                                             $  4,093,135         279

  280  Class A Required Amount is to be used to fund any deficiency in line266, line267           $          -         280
       and line268
  281  The aggregate amount of Class A Investor Charge Offs which have not been                   $          -         281
       previously reimbursed
  282  Class B Required Amount to the extent attributable to line270, and line271                 $          -         282
  283  Class B Allocable Amount                                                                   $     46,751         283
  284  Any remaining portion of the Class B Required Amount                                       $          -         284
  285  An amount equal to any unreimbursed reductions of the Class B Investor Amount,
       if any, due to: (i) Class B Investor Charge Offs; (ii)                                     $          -         285
       Reallocated Principal Collections; (iii) reallocations of the Class
       B Investor Amount to the Class A Investor Amount
  286  Collateral Monthly Interest for the related Distribution Date plus Collateral
       Monthly Interest previously  due but not paid to the Collateral                            $    126,507         286
       Indebtedness Holder plus Collateral Additional Interest
  287  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee             $    409,167         287
       due for the relevant Monthly Period and not paid above
  288  Class A Servicing Fee plus Class B Servicing Fee plus Collateral Servicing Fee
       due but not distributed to the Servicer for prior                                          $          -         288
       Monthly Periods
  289  Collateral Allocable Amount                                                                $     52,187         289
  290  Any unreimbursed reductions of the Collateral Indebtedness Amount (CIA),
       if any, due to: (i) CIA Charge Offs; (ii) Reallocated Principal                            $          -         290
       Collections; (iii) reallocations of the CIA to the Class A or Class B Investor Amount
  291  The excess, if any, of the Required Cash Collateral Amount over the Available              $          -         291
       Collateral Amount
  292  An amount equal to Class D Monthly Interest due but not paid to the Class D                $     87,893         292
       Certificateholders plus Class D Additional Interest
  293  Class D Servicing Fee due for the relevant Monthly Period and not paid above               $     26,667         293
  294  Class D Servicing Fee due but not distributed to the Servicer for prior Monthly            $          -         294
       Periods
  295  Class D Allocable Amount                                                                   $     34,792         295
  296  Any unreimbursed reductions of the Class D Investor Amount, if any, due to:
       (i) Class D Investor Charge Offs; (ii) Reallocated Principal                               $          -         296
       Collections; (iii) reallocations of the Class D Investor Amount to the
       Class A or Class B Investor Amount or CIA
  297  Aggregate amount of any other amounts due to the Collateral Indebtedness Holder            $          -         297
       pursuant to the Loan Agreement
  298  Excess, if any, of the Required Reserve Account Amount over the amount on                  $          -         298
       deposit in the Reserve Account
  299  Shared Excess Finance Charge Collections                                                   $  3,309,172         299



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                      Determination of Monthly Principal
-------------------------------------------------------------------------------------------------------------------------
  300  Class A Monthly Principal (the least of line#301, line#302 and line#208)                   $          -         300
  301  Available Principal Collections held in the Collection Account                             $ 55,845,777         301
  302  Class A Accumulation Amount                                                                $          -         302

  303  Class B Monthly Principal (the least of line#304, line#305 and line#209)                   $          -         303
       (distributable only after payout of Class A)
  304  Available Principal Collections held in the Collection Account less portion of             $ 55,845,777         304
       such Collections applied to Class A Monthly Principal
  305  Class B Accumulation Amount                                                                $          -         305

  306  Collateral Monthly Principal (prior to payout of Class B) (the least of line#307           $          -         306
       and line#308)
  307  Available Principal Collections held in the Collection Account less portion of
       such Collections applied to Class A and Class B                                            $ 55,845,777         307
       Monthly Principal
  308  Enhancement Surplus                                                                        $          -         308

  309  Class D Monthly Principal                                                                  $          -         309
  310  Available Principal Collections held in the Collection Account
       less portion of such Collections applied to Class A, Class B or                            $ 55,845,777         310
       collateral Monthly Principal

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                                         Available Enhancement Amount
-------------------------------------------------------------------------------------------------------------------------
  311  Available Enhancement Amount                                                               $ 40,000,000         311
  312  Amount on Deposit in the Cash Collateral Account                                           $          -         312

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                                      Reallocated Principal Collections
-------------------------------------------------------------------------------------------------------------------------
  313  Reallocated Principal Collections                                                          $          -         313
  314  Class D Principal Collections (to the extent needed to fund Required Amounts)              $          -         314
  315  Collateral Principal Collections (to the extent needed to fund Required Amounts)           $          -         315
  316  Class B Principal Collections (to the extent needed to fund Required Amounts)              $          -         316

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                         Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
--------------------------------------------------------------------------------------------------------------------------
                                                                 %                                   Amount
                                                          ----------------------                  ------------
  317  Series 1998-2 Default Amount                            25.48%               317(a)        $    568,624         317(b)
  318  Class A Investor Default Amount                         19.48%               318(a)        $    434,894         318(b)
  319  Class B Investor Default Amount                          2.09%               319(a)        $     46,751         319(b)
  320  Collateral Default Amount                                2.34%               320(a)        $     52,187         320(b)
  321  Class D Investor Default Amount                          1.56%               321(a)        $     34,792         321(b)

  322  Series 1998-2 Adjustment Amount                                                            $          -         322
  323  Class A Adjustment Amount                                                                  $          -         323
  324  Class B Adjustment Amount                                                                  $          -         324
  325  Collateral Adjustment Amount                                                               $          -         325
  326  Class D Adjustment Amount                                                                  $          -         326

  327  Series 1998-2 Allocable Amount                                                             $    568,624         327
  328  Class A Allocable Amount                                                                   $    434,894         328
  329  Class B Allocable Amount                                                                   $     46,751         329
  330  Collateral Allocable Amount                                                                $     52,187         330
  331  Class D Allocable Amount                                                                   $     34,792         331

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                                                Required Amounts
--------------------------------------------------------------------------------------------------------------------------
  332  Class A Required Amount                                                                    $          -         332
  333  Class A Monthly Interest for current Distribution Date                                     $  1,000,000         333
  334  Class A Monthly Interest previously due but not paid                                       $          -         334
  335  Class A Additional Interest for prior Monthly Period or previously due but not             $          -         335
       paid
  336  Class A Allocable Amount for current Distribution Date                                     $          -         336
  337  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                     $          -         337

  338  Class B Required Amount                                                                    $          -         338
  339  Class B Monthly Interest for current Distribution Date                                     $    110,188         339
  340  Class B Monthly Interest previously due but not paid                                       $          -         340
  341  Class B Additional Interest for prior Monthly Period or previously due but not             $          -         341
       paid
  342  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                     $          -         342
  343  Excess of Class B Allocable Amount over funds available to make payments                   $          -         343

  344  Collateral Required Amount                                                                 $          -         344
  345  Collateral Monthly Interest for current Distribution Date                                  $    126,507         345
  346  Collateral Monthly Interest previously due but not paid                                    $          -         346
  347  Collateral Additional Interest for prior Monthly Period or previously due but              $          -         347
       not paid
  348  Collateral Servicing Fee (if Saks Incorporated is no longer the Servicer)                  $          -         348
  349  Excess of Collateral Allocable Amount over funds available to make payments                $          -         349

-------------------------------------------------------------------------------------------------------------------------
                                                   Reduction of Investor Amounts
-------------------------------------------------------------------------------------------------------------------------

       Class A
       -------
  350  Class A Investor Amount reduction                                                          $          -         350
  351  Class A Investor Charge Off                                                                $          -         351
  352  Reductions of the Class A Investor Amount                                                  $          -         352

       Class B
       -------
  353  Class B Investor Amount reduction                                                          $          -         353
  354  Class B Investor Charge Off                                                                $          -         354
  355  Reductions of the Class B Investor Amount                                                  $          -         355
  356  Reallocated Principal Collections applied to Class A                                       $          -         356

       Collateral
       ----------
  357  Collateral Indebtedness Amount reduction                                                   $          -         357
  358  Collateral Indebtedness Amount Charge Off                                                  $          -         358
  359  Reductions of the Collateral Indebtedness Amount                                           $          -         359
  360  Reallocated Principal Collections applied to Class B                                       $          -         360

       Class D
       -------
  361  Class D Investor Amount reduction                                                          $          -         361
  362  Class D Investor Charge Off                                                                $          -         362
  363  Reductions of the Class D Investor Amount                                                  $          -         363
  364  Reallocated Principal Collections applied to Collateral Indebtedness Amount                $          -         364

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                                                           Servicing Fee
--------------------------------------------------------------------------------------------------------------------------
  365  Series 1998-2 Servicing Fee                                                                $    435,833         365
  366  Class A Servicing Fee                                                                      $    333,333         366
  367  Class B Servicing Fee                                                                      $     35,833         367
  368  Collateral Servicing Fee                                                                   $     40,000         368
  369  Class D Servicing Fee                                                                      $     26,667         369

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                                                          Reserve Account
------------------------------------------------------------------------------------------------------------------------
  370  Required Reserve Account Amount (if applicable)                                                 N/A             370
  371  Reserve Account Reinvestment Rate (if applicable)                                               N/A             371
  372  Reserve Account balance                                                                    $          -         372


  373  Accumulation Period Length                                                                   12 months          373

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 10th day of August, 1999.

       Saks Incorporated,
       as servicer

       BY /s/ James S. Scully
         ----------------------------------
       Name:  James S. Scully
       Title: Vice President and Treasurer